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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                             SCHEDULE 14A
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

   Filed by the Registrant  [x]
   Filed by a Party other than the Registrant  [  ]
   Check the appropriate box:
   [  ]   Preliminary Proxy Statement
   [  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [x ]   Definitive Proxy Statement
   [  ]   Definitive Additional Materials
   [  ]   Soliciting  Material Pursuant to Rule 14a-11(c)  or  Rule
            14a-12

                        ______________________

                           FORUM GROUP, INC.
           (Name of Registrant as specified in its Charter)
                        ______________________

   Payment of Filing Fee (Check the appropriate box):

   [x ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
             14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
   [  ]    $500  per  each  party  to the  controversy  pursuant  to
             Exchange Act Rule 14a-6(i)(3).
   [  ]    Fee  computed  on  table below  per  Exchange  Act  Rules
             14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies: Not Applicable
      (2)  Aggregate  number  of  securities  to  which  transaction
           applies:   Not Applicable
      (3)  Per  unit  price  or  other  underlying  value   of
           transaction computed pursuant to Exchange Act  Rule  0-11:
           Not Applicable
      (4)  Proposed  maximum aggregate value  of  transaction:
           Not Applicable
      (5)  Total fee paid:  Not Applicable

   [  ]    Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:  Not Applicable
      (2)  Form,  Schedule  or  Registration  Statement  No.:
           Not Applicable
      (3)  Filing Party: Not Applicable
      (4)  Date Filed: Not Applicable

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

                          FORUM GROUP, INC.
                  11320 Random Hills Road, Suite 400
                       Fairfax, Virginia  22030
                      Telephone: (703) 277-7000



                            August 4, 1995



   Dear Shareholder:


         You are cordially invited to attend the 1995 Annual Meeting of Shareholders of Forum Group, Inc., which will be held at Westfields International Conference Center, 14750 Conference Center Drive, Chantilly, Virginia, on Wednesday, September 13, 1995, at 9:00 a.m., Eastern time. All holders of the Company's outstanding common stock as of the close of business on July 24, 1995 are entitled to vote at the Annual Meeting.

         Enclosed for your information are the Company's Proxy Statement and Annual Report to Shareholders. We hope that you find these materials informative.

         We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible in order to make certain that your shares will be represented at the Annual Meeting.




        ROBERT A. WHITMAN                 MARK L. PACALA
      Chairman of the Board     President and Chief Executive Officer

                          FORUM GROUP, INC.

                          ------------------

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          September 13, 1995

                          -------------------


        The Annual Meeting of Shareholders of Forum Group, Inc. (the "Company") will be held at Westfields International Conference Center, 14750 Conference Center Drive, Chantilly, Virginia, on Wednesday, September 13, 1995, at 9:00 a.m., Eastern time, for the following purposes:

        1. To elect nine directors to serve for one-year terms expiring in 1996;

        2. To consider and vote upon the ratification of the appointment of independent accountants for the Company's fiscal year ending March 31, 1996; and

        3. To transact any other business which may be properly brought before the Annual Meeting.

        The close of business on July 24, 1995 has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.


                                       By Order of the Board of Directors,



                                       RICHARD A. HUBER
                                       Secretary

   August 4, 1995

                          FORUM GROUP, INC.

                           PROXY STATEMENT
                                 for
                    ANNUAL MEETING OF SHAREHOLDERS
                          September 13, 1995


   Introduction

         The Board of Directors (the "Board") of Forum Group, Inc. (the "Company") is soliciting proxies to be voted at the 1995 Annual Meeting of Shareholders (the "Annual Meeting") to be held in Chantilly, Virginia, on September 13, 1995 and at any adjournment thereof. This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about August 4, 1995.

   Shares Entitled to Vote

         Holders of shares of the common stock of the Company ("Common Stock") outstanding at the close of business on July 24, 1995 (the "Record Date") are entitled to notice of the Annual Meeting and to vote such shares at the Annual Meeting. At the close of business on the Record Date, there were 22,500,209 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each such share of Common Stock is entitled to one vote at the Annual Meeting. A majority of such shares of Common Stock represented in person or by proxy is necessary to provide a quorum at the Annual Meeting.

   Voting of Proxies

         This proxy solicitation is intended to afford shareholders the opportunity to vote regarding the election of directors and the appointment of independent accountants, and in respect of such other matters as may be properly brought before the Annual Meeting. Apollo FG Partners, L.P. ("AFG") and Forum Holdings, L.P. ("Forum Holdings" and, together with AFG, the "Investors") together possess voting power with respect to approximately 80.7% of the shares of Common Stock outstanding at the close of business on the Record Date. See "Security Ownership of Certain Beneficial Owners and Management." The Investors presently intend to vote all such shares for the election of the nominees for directors identified below and for the ratification of the appointment of independent public accountants. Accordingly, in such circumstances, such matters would receive the requisite vote regardless of whether or the manner in which shares of Common Stock owned by any other shareholder are voted at the Annual Meeting.

         A proxy may be revoked by filing with the Secretary of the Company prior to the exercise of the proxy either a written instrument revoking the proxy or an executed subsequent proxy or by voting in person at the Annual Meeting. Where a shareholder's proxy specifies a choice with respect to a matter the shares will be voted accordingly. If no such specification is made, the shares will be voted FOR the nominees for directors identified below and FOR the ratification of the appointment of independent public accountants.

         Abstentions and broker non-votes will be included in determining the number of shares present or represented at the Annual Meeting and any adjournment thereof for purposes of determining whether a quorum exists. Abstentions and broker non-votes with respect to any matter brought to a vote at the Annual Meeting or any adjournment thereof will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained, and therefore will have no effect on the outcome of the vote on any such matter.

                        ELECTION OF DIRECTORS

         The Board has nominated the following nine persons to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their respective successors shall have been elected and qualified -- Laurence M. Berg, Peter
   P. Copses, Daniel A. Decker, James E. Eden, Mark L. Pacala, Kurt C. Read, Antony P. Ressler, Robert A. Whitman and Margaret
   A. Wylde, each of whom (other than Mr. Eden and Dr. Wylde) is employed by the Company or an entity affiliated with one of the Investors. All such persons (other than Mr. Read and Dr. Wylde) are presently directors of the Company and are nominees for re-election. The other directors of the Company presently in office will not stand for re-election at the Annual Meeting and accordingly will cease to be directors of the Company when their terms expire at the Annual Meeting. The Board is presently engaged in a search to identify another person who is not affiliated with the Company or either of the Investors to be elected to the Board. It is expected that he or she will be elected to the Board following the Annual Meeting by the directors then in office.

         Information regarding the persons nominated for election as directors at the Annual Meeting is set forth below. A plurality of all votes cast at the Annual Meeting or any adjournment thereof is required to elect each of the nominees as directors.

        The Board recommends that shareholders vote FOR the election of each of the nominees identified below. Proxies solicited by the Board will be so voted except where authority has been withheld.

        It is presently anticipated that at the first meeting of the Board following the Annual Meeting Mr. Pacala will become Chairman of the Board (in addition to being the Company's President and Chief Executive Officer).

            Name, Principal Occupation               Served as a
             and Business Experience                Director Since     Age
            --------------------------              --------------     ---

   Laurence M. Berg                                       1994          29
     An  associate  of Apollo Capital  Management,
     Inc.  ("ACM")  and  Lion Capital  Management,
     Inc.  ("LCM"), respectively, general partners
     of Apollo Advisors, L.P. ("Apollo Advisors"),
     which  acts  as managing general  partner  of
     Apollo Investment Fund, L.P. ("AIF") and  AIF
     II,  L.P.,  securities investment funds,  and
     Lion  Advisors, L.P. ("Lion Advisors"), which
     serves     as    financial    advisor     and
     representative   for  certain   institutional
     investors    with   respect   to   securities
     investments, since 1992; theretofore employed
     by   Drexel   Burnham  Lambert   Incorporated
     ("DBL"), an investment firm; director of  CWT
     Specialty Stores, Inc., a company owning and operating women's specialty clothing stores.

   Peter P. Copses                                        1993          37
     An   officer  of  ACM  and  LCM  since   1990;
     theretofore employed by Donaldson, Lufkin  and
     Jenrette     Securities    Corporation,     an
     investment firm; director of Lamonts  Apparel,
     Inc.,  a company owning and operating clothing
     and   department  stores;  Calton,   Inc.,   a
     homebuilder  with operations  in  New  Jersey,
     California  and  Florida; Family  Restaurants,
     Inc.   ("Family   Restaurants"),   a   company
     engaged  in the restaurant industry; and  Zale
     Corporation, a company owning and operating jewelry stores.

   Daniel A. Decker                                       1993          42
     Managing    Director   and   Executive    Vice
     President  of  The  Hampstead  Group,   L.L.C.
     ("Hampstead"),  a  privately  held  investment
     company, since 1990; theretofore a partner  in
     the  law  firm  of Decker, Hardt,  Munsch  and
     Dinan,   P.C.;   director  of   Harvey   Hotel
     Holdings, Inc. ("Harvey Hotels"), an owner and operator of 35 hotels in the Southwest and Southeast.

            Name, Principal Occupation               Served as a
             and Business Experience                Director Since     Age
            --------------------------              --------------     ---

   James E. Eden                                          1993          57
     Owner  of  James  E.  Eden  &  Associates,   a
     consulting  firm specializing  in  the  senior
     living  and long-term care industry, President
     of  Eden & Associates, Inc., a company engaged
     in   the  senior  living  and  long-term  care
     industry,  and  Chairman and  Chief  Executive
     Officer  of  Oakwood Living Centers,  Inc.,  a
     company which owns and operates nursing  homes
     and   rehabilitation  centers,   since   1992;
     theretofore  employed by Marriott  Corporation
     ("Marriott"),   a  company  which   owns   and
     operates,   among  other  properties,   senior
     living   facilities,  in  various   capacities
     including  Executive Vice President  and  Vice
     President  and General Manager, Senior  Living
     Services    Division;   director   of    Omega
     Healthcare  Investors,  Inc.,  a  real  estate
     investment   trust   which   owns    long-term
     healthcare facilities.

   Mark L. Pacala                                         1994          40
     President and Chief Executive Officer of  the
     Company  since 1994; theretofore Senior  Vice
     President of The Walt Disney Company, a company which, among other things, owns and operates theme parks and resorts.

   Kurt C. Read                                           N/A           32
     Vice   President  of  Hampstead  since   1990;
     theretofore  an  officer  of  Columbia  Realty
     Group,   a  real  estate  investment  advisory
     firm.

   Antony P. Ressler                                      1993          34
     One  of  the  founding  principals  of  Apollo
     Advisors  and Lion Advisors and an officer  of
     ACM  and  LCM  since 1990; theretofore  Senior
     Vice  President  of  DBL; director  of  Family
     Restaurants; Gillett Holdings,Inc., a  company
     which  owns  the  Vail and  Beaver  Creek  ski
     resorts  and  a  meat  packing  business;  PRI
     Holdings,  Inc.,  a  company  engaged  in  the
     manufacture   of   packaging  materials;   and
     United   International   Holdings,   Inc.,   a
     company   engaged   in  the  cable  television
     industry.

   Robert A. Whitman                                      1993          42
     President  and Co-Chief Executive  Officer  of
     Hampstead  since  1991;  theretofore  Managing
     Partner   and  Chief  Executive   Officer   of
     Trammell   Crow  Ventures,  the  real   estate
     investment, banking and investment  management
     unit  of  Trammell Crow Company;  director  of
     Harvey  Hotels,  an owner and operator  of  35
     hotels   in   the  Southwest  and   Southeast;
     Wyndham  Hotel  Company, Ltd.,  an  owner  and
     operator of hotels and resorts; and The  Covey
     Leadership   Center,  Inc.,  a  training   and
     publishing   firm;   Mr.  Whitman   has   been
     Chairman  of  the Board of the  Company  since
     1993 and also served as interim President and Chief Executive Officer of the Company from
     1993 to 1994.

   Margaret A. Wylde, Ph.D.                               N/A           45
     President of ProMatura Group, a division of the Institute of Technology Development which provides market research, planning, product development and product testing services to businesses serving seniors, and Chairman of the Board of Directors of LifeSpec Cabinet
     Systems, Inc. ("LifeSpec"), a manufacturer of cabinetry designed for use in senior housing;
     director  of  LifeSpec  and  of  the  National
     Association  of Senior Living Industries,  the
     American  Society  on Aging and  the  Business
     Forum on Aging.

              THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The management of the Company is under the direction of the Board. The Board held five meetings during the Company's fiscal year ended March 31, 1995 ("Fiscal Year 1995"). Each director attended at least 75% of the meetings of the Board held while he or she was a director, and each director appointed to serve on one or more committees of the Board attended at least 75% of the meetings of such committee or committees held while he or she was a member thereof.

   Board Committees

         The Board has established an Executive Committee, which has the authority, subject to applicable legal restrictions, to exercise all of the powers of the Board in the oversight of the management of the business and affairs of the Company. During Fiscal Year 1995, the Executive Committee met approximately 24 times. Messrs. Copses, Pacala and Whitman presently serve on the Executive Committee. The Board has authorized the Executive
   Committee to perform the functions of a nominating committee. Accordingly, the Executive Committee is also responsible for considering and making recommendations to the Board regarding nominees for election to the Board and Board committee assignments. The Executive Committee will consider recommendations for nominees for election to the Board which may be submitted by shareholders to the Secretary of the Company.

         The Board has established a Compensation Committee, which reviews executive salaries, administers the bonus, incentive compensation and stock option plans of the Company and approves salaries and other benefits of the executive officers of the Company. In addition, the Compensation Committee consults with the Company's management regarding pension and other benefit plans and compensation policies and practices of the Company. During Fiscal Year 1995, the Compensation Committee met two
   times. Messrs. Copses and Decker presently serve on the Compensation Committee, and it is anticipated that, following the Annual Meeting, Ms. Wylde will also become a member of the Compensation Committee.

         The Board has established an Audit Review Committee, which reviews the professional services provided by the Company's independent auditors and the independence of such auditors from management of the Company. This Committee also reviews the scope of the audit by the Company's independent accountants, the annual financial statements of the Company, the Company's system of internal accounting controls and such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it finds appropriate or as are brought to its attention, and meets from time to time with management. During Fiscal Year 1995, the Audit Review Committee met two times. Messrs. Berg and Eden presently serve on the Audit Review Committee, and it is anticipated that, following the Annual Meeting, Mr. Read will also become a member of the Audit Review Committee.

   Director Compensation

         The Company pays each director who is not also a full-time employee of the Company an annual retainer of $15,000, payable quarterly, for his or her services as a director of the Company. In addition, each such director generally receives $500 for each meeting of any Board committee attended by such director. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of, and other activities relating to, serving on the Board and any Board committee. No compensation has been paid for attendance at meetings of the Executive Committee.

        RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board has appointed KPMG Peat Marwick LLP ("Peat Marwick") as independent accountants to examine the consolidated financial statements of the Company for the fiscal year ending March 31, 1996. Shareholders are being asked to ratify this appointment at the Annual Meeting. Peat Marwick has served the Company in this capacity since 1984. The Company has been informed that neither Peat Marwick nor any of its partners has any direct financial interest or any material indirect financial interest in the Company or has had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

         One or more representatives of Peat Marwick are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.


                            OTHER BUSINESS

         The Board does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting or any adjournment thereof and actually voted would be required with respect to any such other matter that is properly presented and brought to a shareholder vote.

                          EXECUTIVE OFFICERS

        The names of the executive officers of the Company as of the date of this Proxy Statement (other than Messrs. Whitman and Pacala, who are also members of the Board (see "Election of Directors" above)), their positions and offices, business experience, terms of office and ages are as follows:

                                                    Served as an
             Name, Positions and Offices,         Executive Officer
              and Business Experience                  Since           Age
             ----------------------------         -----------------    ---

   James R. Foulger                                     1995            51
     Senior  Vice  President -  Acquisitions  of
     the   Company   since   1995;   theretofore
     President  of  Autumn  America  Retirement,
     Ltd.  ("Autumn  America"), a company  which
     provides    acquisition   and    management
     services   to   owners  of  senior   living
     facilities.       Mr.      Foulger      has
     responsibility    for     the     Company's
     acquisition program.

   Dennis L. Lehman                                     1995            39
     Senior  Vice President and Chief  Financial
     Officer  since  1995;  theretofore   Senior
     Vice  President-Finance and Chief Financial
     Officer  of  Continental  Medical  Systems,
     Inc.,  a  company  which  provides  medical
     rehabilitation  services.   Mr.  Lehman  is
     the Company's principal financial officer.

   Brian C. Swinton                                     1994            50
     Senior    Vice    President    -    Product
     Development, Research and Marketing of  the
     Company   since   1994;  theretofore   Vice
     President, Senior Living Services Division of Marriott. Mr. Swinton is the Company's principal marketing executive.

   Richard A. Huber                                     1993            34
     Vice  President-Operations Finance  of  the
     Company  since 1993; theretofore  Director-
     Operations Accounting and Analysis,  Senior
     Living Services Division of Marriott.   Mr.
     Huber    is    the   Company's    principal
     accounting officer and has also served as the Secretary of the Company since 1995.


                   COMPENSATION OF EXECUTIVE OFFICERS

   Compensation Summary

    The following table summarizes the compensation of the persons who served as Chief Executive Officer of the Company during Fiscal Year 1995 and each of the other executive officers of the Company who were serving as such at the end of Fiscal Year 1995 (collectively, the "Named Executives") for the Company's last three fiscal years for services rendered in all capacities to the Company and its subsidiaries.

                       SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                                                           Compensation
                                                                           ------------
                                                        Annual              Securities
                                                     Compensation           Underlying
        Name and               Fiscal Year    --------------------------      Option          All Other
    Principal Position       Ended March 31,   Salary($)       Bonus($)     Awards (#)     Compensation($)
    ------------------       ---------------  -----------     ----------   ------------    ---------------
   Mark L. Pacala,                 1995 (1)    $190,385        $100,000       800,000          $14,130 (2)
   President and Chief             1994            --              --            --               --
     Executive Officer             1993            --              --            --               --

   Robert A. Whitman,              1995           -0-             -0-           -0-              -0-
   Chairman of the Board,          1994           -0-             -0-           -0-              -0-
     Interim President and         1993            --              --            --               --
     Chief Executive Officer(3)

   Paul A. Shively,                1995         230,000           -0-           -0-              5,319 (4)
   Senior Vice President,          1994         230,000          82,500         -0-              3,049
    Chief Financial Officer        1993         169,583           -0-           -0-            208,057
    and Treasurer (5)

   Brian C. Swinton                1995         153,635          91,000       100,000           74,372 (6)
   Senior Vice President -         1994 (7)      25,961          39,063         -0-                500
    Product Development,           1993            --              --            --               --
    Research and Marketing

   Richard A. Huber                1995          87,077          65,000        55,000              822 (8)
   Vice President - Operations     1994 (9)      49,039          36,095         -0-             39,788
    Finance and Secretary          1993            --              --            --               --

   ____________________

   (1) Mr. Pacala became President and Chief Executive Officer of the Company on October 24, 1994. Prior to that time, he was not an officer or employee of the Company.

   (2) The amount shown represents payments made to Mr. Pacala in reimbursement of temporary living and relocation expenses incurred by him in connection with the commencement of his employment with the Company.

   (3) While concurrently serving as President and Co-Chief Executive Officer of Hampstead, Mr. Whitman served as interim President and Chief Executive Officer of the Company from July 19, 1993 until Mr. Pacala commenced his employment with the Company on October 24, 1994. Prior to July 19, 1993, Mr. Whitman was not an officer of the Company. Mr. Whitman received no compensation from the Company for services rendered by him as interim President and Chief Executive Officer of the Company. See "The Board of Directors and its Committees -- Director Compensation" with respect to compensation paid to members of the Board, including Mr. Whitman, and "Certain Relationships and Transactions -- General and Administrative Services" for a discussion of a payment made in June 1994 by the Company to Forum Holdings in respect of various general and administrative services provided to the Company by Forum Holdings and its representatives, including, among others, Mr. Whitman's services as interim President and Chief Executive Officer of the Company.

   (4) The  amount  shown represents employer contributions  of  $2,494 and $2,825 made to the Company's 401(k) Savings Plan and Employee Stock Purchase Plan, respectively, on behalf of Mr. Shively.

   (5) Mr. Shively resigned all positions held by him with the Company and its subsidiaries and affiliates effective as of June 30, 1995 and received a severance payment of $254,200. Mr. Shively, however, has agreed to serve as a consultant to the

                                  7

       Company on matters pertaining to the conduct of the business and operations of the Company and its affiliates.

   (6) The amount shown represents payments made to Mr. Swinton in reimbursement of relocation expenses incurred by him in connection with the commencement of his employment with the Company.

   (7) Mr. Swinton became Senior Vice President - Product Development, Research and Marketing of the Company on January 24, 1994. Prior to that time, he was not an officer or employee of the Company.

   (8) The amount shown represents (i) payments of $416 made to Mr. Huber in reimbursement of relocation expenses incurred by him in connection with the commencement of his employment with the Company and (ii) employer contributions of $406 made to the Company's 401(k) Savings Plan on behalf of Mr. Huber.

   (9) Mr. Huber became Vice President - Operations Finance of the Company on November 10, 1993. Prior to that time, he was not an officer or employee of the Company.


   Fiscal Year 1995 Stock Option Grants

         The following table sets forth certain information regarding grants of stock options made during Fiscal Year 1995 to the Named Executives pursuant to the Company's Equity Incentive Plan (the
   "Incentive Plan"). No grants of stock appreciation rights were made during Fiscal Year 1995 to any of the Named Executives.

                    Stock Option Grants in Fiscal Year 1995
                                                                                        Potential Realizable Value
                                                                                        at Assumed Annual Rates of
                                                                                         Stock Price Appreciation
                                                                                              for Option Term
                              Individual Grants                                      ----------------------------------
    ------------------------------------------------------------------------------
                                    % of Total
                      Securities     Options                 Market
                      Underlying    Granted to              Price on
                       Options      Employees    Exercise    Grant
                       Granted      in Fiscal     Price       Date      Expiration
        Name             (#)        Year 1995     ($/Sh)    ($/Sh)(1)      Date       0% ($)      5% ($)       10% ($)
        ----          ----------    ----------   --------   ---------   ----------    ------      ------       -------
    Mark L. Pacala     800,000(2)      60.9%      $5.875     $5.875      8/7/2004    $  -0-     $2,955,805   $7,490,590

    Robert A. Whitman    N/A            N/A         N/A        N/A          N/A         N/A         N/A          N/A

    Paul A. Shively      N/A            N/A         N/A        N/A          N/A         N/A         N/A          N/A

    Brian C. Swinton   100,000(3)       7.6%       4.00       7.00      10/24/2004    300,000      740,226    1,415,620

    Richard A. Huber    55,000(3)       4.2%       4.00       7.00      10/24/2004    165,000      407,124      778,591

    ____________________

    (1) The  "market  price" shown is the average of the  closing  bid and asked prices for shares of Common Stock as reported on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the grant date or, if such date was not a trading day, the trading day immediately preceding such date.

    (2) The option vests in five equal annual installments commencing August 7, 1995.

    (3) The option vests in five equal annual installments commencing October 24, 1995.

   Fiscal Year-End Option Values

     The following table sets forth certain information regarding the total number of stock options held by each of the Named Executives, and the aggregate value of such stock options, on March 31, 1995. None of such stock options was exercisable as of such date.

           Aggregated Option Exercises in Fiscal Year 1995 and Fiscal Year-End Option Values


                                                    Number of
                                                   Securities         Value of
                            Shares                 Underlying       In-the-Money
                           Acquired                Unexercised      Unexercised
                              on        Value        Options         Options at
                           Exercise    Realized     at Fiscal       Fiscal Year-
        Name                 (#)         ($)         Year-End        End ($)(1)
        ----               --------    --------    -----------      ------------
    Mark L. Pacala            0           0          800,000          $750,000

    Robert A. Whitman         0           0            N/A               N/A

    Paul A. Shively           0           0            N/A               N/A

    Brian C. Swinton          0           0          100,000           281,250

    Richard A. Huber          0           0           55,000           154,688

   ________________________

   (1) In-the-money options are options having a per share exercise price below $6.8125, the average of the closing bid and asked prices for shares of Common Stock as reported on NASDAQ on March 31, 1995. The dollar amounts shown represent the amount by which the product of $6.8125 and the number of shares purchasable upon the exercise of such in-the-money options exceeds the aggregate exercise price payable upon such exercise.

   Employment Agreement with Chief Executive Officer

          Mr. Pacala's employment agreement provides for his employment as President and Chief Executive Officer of the Company for a term expiring on October 24, 1998. The agreement provides for a base salary of not less than $450,000 per year, plus an annual performance bonus in an amount up to 60% of his then-current annual base salary, such bonus to be determined by the Board or the Compensation Committee based upon performance objectives established by the Board or the Compensation Committee after consultation with Mr. Pacala. However, Mr. Pacala will not receive a bonus in respect of Fiscal Year 1995. Rather, he will receive a bonus in the amount of $270,000 on October 24, 1995, and any bonus otherwise payable to Mr. Pacala following the Company's fiscal year ending March 31, 1996 will be reduced by approximately $152,000. Pursuant to his employment agreement, Mr. Pacala was paid, in connection with the commencement of his employment with the Company, a one-time payment of $100,000 in order to induce him to forego the payment of an equivalent amount that would have been paid to him by his previous employer had he continued in his former employment and was granted an option to purchase 800,000 shares of Common Stock at $5.875 per share, the average of the closing bid and asked prices for shares of Common Stock on NASDAQ on the trading day immediately preceding the date of grant, which option becomes exercisable in five equal annual installments commencing on August 7, 1995. The agreement also provides Mr. Pacala certain welfare benefits.

         If Mr. Pacala's employment is terminated by the Company other than for cause or as a result of death, disability or a change in control, the Company will for two years following such termination pay Mr. Pacala his then-current base salary (subject to offset for compensation received by Mr. Pacala from other parties) and provide him the welfare benefits that he was receiving immediately prior to his termination (subject to termination in the event that Mr. Pacala receives comparable benefits from a subsequent employer). If Mr. Pacala's employment is terminated by the Company (other than as a result of death or disability or for cause) or by Mr. Pacala (for any reason) within 12 months following a change in control, the Company will pay to

   Mr. Pacala a lump sum severance payment equal to two times his then-current base salary and will provide him the welfare benefits that he was receiving immediately prior to such termination. In those circumstances, in the event that the change in control occurs prior to April 24, 1996, Mr. Pacala would also have the right to cause the Company to repurchase the then-unexercised portion of his stock option at a price of $0.625 per share of Common Stock then underlying such option.

   Severance Pay Policy

         Under the Company's severance pay policy, severance pay may be granted to eligible employees, including the Named Executives (other than Messrs. Whitman, Pacala and Shively), if the termination of their employment is initiated by the Company as the result of any one of certain qualifying events, including reductions in force, position elimination and the inability to meet the requirements of a position, but not as a result of voluntary resignation, retirement, merger into or acquisition by another organization (if the employee is offered employment with the successor organization), discharge for misconduct and certain other reasons. Under the severance pay policy, executive officers generally are entitled to receive severance pay equal to one month's pay plus two additional weeks' pay for each year of continuous service, up to a maximum of eight months' pay.


       COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         After the Investors acquired a majority interest in the Company in connection with the recapitalization of the Company in June 1993 (the "1993 Recapitalization"), the Company undertook to assemble a top-quality management team consisting of experienced executives capable of pursuing the Company's growth strategy. Following an extensive search, during Fiscal Year 1995, the Company hired Mark L. Pacala, formerly a senior executive at The Walt Disney Company, as President and Chief Executive Officer.
   Mr. Pacala commenced his employment with the Company on October 24, 1994. His compensation arrangements are described under the caption "Compensation of Executive Officers -- Employment Agreement with Chief Executive Officer" above.

         The Company has hired other new senior executives in addition to Mr. Pacala, including James R. Foulger, Senior Vice President - Acquisitions, Dennis L. Lehman, Senior Vice President and Chief Financial Officer, Brian C. Swinton, Senior Vice President - Product Development, Research and Marketing, and Richard A. Huber, Vice President - Operations Finance. Each of Messrs. Swinton and Huber commenced his employment with the Company prior to the beginning of Fiscal Year 1995, and each of Messrs. Foulger and Lehman commenced his employment with the Company after the end of Fiscal Year 1995. Each of Messrs. Foulger, Lehman, Swinton and Huber has had substantial senior management experience with other companies engaged in the senior living or healthcare fields.

          The compensation arrangements entered into with the Company's new executive officers reflect the Company's principal objectives with respect to executive compensation, which are to
   (i) provide appropriate incentives for the achievement of the Company's performance objectives, (ii) help ensure that the Company is able to attract and retain top-quality management personnel, and (iii) ensure that an appropriate portion of executive compensation is variable and dependent upon increases in the value of an investment in the Company.

         The compensation packages for the Company's new executive officers are comprised of cash salary, cash bonus and stock options granted under the Incentive Plan. The Compensation Committee believes that the nature and level of the compensation of these executives is reasonable and appropriate in light of the objectives underlying the Company's executive compensation policy, the Company's financial and operational performance and prospects, individual levels of experience and prevailing executive compensation practices.

         Following the 1993 Recapitalization, Mr. Whitman served as interim President and Chief Executive Officer of the Company from July 19, 1993 until October 24, 1994, when Mr. Pacala commenced his employment with the Company. Mr. Whitman received no compensation from the Company for services rendered by him in that capacity. See "The Board of Directors and its Committees -- Director Compensation" with respect to compensation paid to members of the Board, including Mr. Whitman, and "Certain Relationships and Transactions -- General and Administrative Services" for a discussion of a payment made in June 1994 by the

   Company to Forum Holdings in respect of various general and administrative services provided to the Company by Forum Holdings and its representatives, including, among others, Mr. Whitman's services as interim President and Chief Executive Officer of the Company.

         In addition, at the Company's request, Mr. Shively, who until his recent resignation had been an executive officer of the Company since 1974, continued as an executive officer of the Company following the 1993 Recapitalization in order to ease the transition to a new management team. Mr. Shively's compensation package for Fiscal Year 1995 was determined considering the Company's financial and operational performance, the Company's historical compensation levels and practices as they relate to Mr. Shively, his levels of responsibility and experience and subjective judgments regarding his individual performance. No relative weights were assigned to such factors. The Compensation Committee believes that the level of Mr. Shively's compensation was appropriate in light of such factors.

         The Company believes that the compensation paid to its executive officers during Fiscal Year 1995 is deductible for federal income tax purposes. In connection with future executive compensation determinations, the Company presently intends to consider, together with such other factors as may be deemed pertinent under the circumstances, whether such compensation will be deductible for federal income tax purposes.

         The members of the Compensation Committee are directors whose principal employment is with affiliates of the Investors. The Investors, in the aggregate, beneficially own a majority of the Company's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Transactions."


                                     Respectfully submitted,

                                      Peter P. Copses
                                      Daniel A. Decker

                COMPARISON OF TOTAL SHAREHOLDER RETURN

         The following graphs show (i) the annual cumulative shareholder return on the Common Stock of the Company for the periods from March 31, 1990 through April 2, 1992 and April 3, 1992 through March 31, 1995, assuming investments of $100 in shares of Common Stock on each of March 31, 1990 and April 3, 1992, respectively, and (ii) the quarterly cumulative total shareholder return on the Common Stock of the Company since April 3, 1992, assuming an investment of $100 on that date. In each case, the cumulative shareholder return on the Common Stock of the Company is compared with the NASDAQ Stock Market U.S. Index and the NASDAQ Health Services Index.

        On  February  19,  1991,  the Company  and  certain  of  its
   affiliates  commenced  proceedings  under  chapter  11   of   the
   Bankruptcy  Code to reorganize and restructure their liabilities.
   On April 2, 1992, the Company emerged from bankruptcy pursuant to
   a  plan  of  reorganization (the "Plan of Reorganization").   All
   shares of Common Stock of the Company that were outstanding during the period from March 31, 1990 through April 2, 1992
   (i.e., the date on which such shares ceased to be quoted on NASDAQ) (the "Pre-Reorganization Common Stock") were cancelled pursuant to the Plan of Reorganization, and under the Plan of Reorganization shares of new Common Stock were issued to the unsecured creditors of the Company and holders of shares of Pre-Reorganization Common Stock. Under the Plan of Reorganization, a holder of Common Stock who invested $100 in Pre-Reorganization Common Stock on March 31, 1990 and made no other investment in Pre-Reorganization Common Stock would have received no shares of new Common Stock.

   COMPARISON OF CUMULATIVE TOTAL RETURN ON COMMON STOCK BEFORE AND AFTER
   EMERGENCE FROM BANKRUPTCY WITH THE NASDAQ U.S. INDEX AND THE NASDAQ HEALTH
   SERVICES INDEX

   Measurement Period       Forum Group,    NASDAQ STOCK    NASDAQ HEALTH
   Fiscal Year Covered      Inc.            MARKET U.S.     SERVICES
   -------------------      ------------    ------------    -------------
   Pre-Reorganization
   Common Stock

   Measurement Point            100             100              100
   3/31/90

   FYE 3/31/91                   10             114              186

   FYE 3/31/92                    5             146              253

   4/2/92                         0             143              253


   Post-Reorganization
   Common Stock

   Measurement Point            100             100              100
   4/3/92

   FYE 3/31/93                   79             118               99

   FYE 3/31/94                  171             127              131

   FYE 3/31/95                  200             141              150

   COMPARISON OF CUMULATIVE TOTAL RETURN ON POST-REORGANIZATION COMMON STOCK BY
   QUARTER SINCE APRIL 3, 1992 WITH THE NASDAQ U.S. INDEX AND THE NASDAQ HEALTH
   SERVICES INDEX

   Measurement Period       Forum Group,    NASDAQ STOCK    NASDAQ HEALTH
   Fiscal Year Covered      Inc.            MARKET U.S.     SERVICES
   -------------------      ------------    ------------    -------------
   Measurement Point            100             100              100
   4/3/92

   6/30/92                       43              95               91

   9/30/92                       46              99               97

   12/31/92                      50             115              111

   3/31/93                       79             118               99

   6/30/93                       96             120              105

   9/30/93                      114             130              113

   12/31/93                     121             132              128

   3/31/94                      171             127              131

   6/30/94                      171             121              119

   9/30/94                      204             131              142

   12/31/94                     236             130              137

   3/31/95                      200             141              150

                CERTAIN RELATIONSHIPS AND TRANSACTIONS


   Settlement of Certain Litigation

        Pursuant to a court-approved settlement agreement, during Fiscal Year 1995, the Company settled certain claims asserted by Forum/Classic, L.P., an entity affiliated with the Pritzker family, and others against the Company, the Investors and certain other persons (including persons who comprised the Board immediately prior to the 1993 Recapitalization) in a suit filed in connection with the 1993 Recapitalization. In connection with the settlement, the Company reimbursed the plaintiffs for $500,000 of the expenses incurred by them in that litigation.

   Certain Consulting Services

        The Company and Mr. Eden have entered into an agreement, effective as of March 31, 1995, pursuant to which Mr. Eden will render to the Company such consulting and advisory services as the Company's Chief Executive Officer may from time to time request regarding the Company and the retirement industry. In connection with the execution of the agreement, the Company paid to Mr. Eden $137,500 in respect of certain consulting services provided by him to the Company prior to such time, including services provided during Fiscal Year 1995. Under the agreement, which terminates on December 31, 1996, the Company will pay to Mr. Eden an annual retainer of $31,250 and certain additional amounts in certain circumstances.

   General and Administrative Services

        In July 1994, the Company paid $750,000 to Forum Holdings in respect of various general and administrative services provided to the Company by Forum Holdings prior to such date. Such services include, among others, arranging for and negotiating the Company's debt refinancing which was completed in February 1994 and negotiating the co-investment agreement which was entered into by the Company and National Guest Homes, LLC in July 1994. Services covered by such payment also include Mr. Whitman's services as interim President and Chief Executive Officer of the Company.

   Certain Acquisitions

        In May 1995, the Company acquired from Autumn America, an affiliate of Forum Holdings, for $1.3 million, Autumn America's rights as the manager of five retirement communities and entered into new management contacts with the owners of such facilities (two of which are affiliates of Forum Holdings). Under each such management contract, the Company will receive in respect of management services to be provided by it thereunder a monthly management fee equal to 5% of gross collections. In connection with such acquisition, the Company also paid to Autumn America for disbursement to its management personnel $250,000 in cash in lieu of granting certain rights with respect to future acquisitions by the Company. Of such amount, $150,000 was disbursed to James R. Foulger, formerly the President of Autumn America, who, upon the consummation of such acquisition, became Senior Vice President - Acquisitions of the Company.

        In May 1995, the Company acquired for $1.7 million an 80% interest in the retirement community now known as The Forum at
   the  Woodlands  (the "Woodlands Property").   The  remaining  20%
   interest in the Woodlands Property is owned by an unaffiliated co-
   investor.   In connection with such acquisition, an affiliate  of
   Forum Holdings (the "Holdings Affiliate") was granted a carried interest in the Woodlands Property in exchange for assigning its rights to purchase such property to the Company and its co-
   investor.   Commencing  May  1996,  the  Holdings  Affiliate  may
   require the Company to purchase, and the Company may require the Holdings Affiliate to sell to the Company, such carried interest for a price between $0.8 million and $1.7 million, depending on the performance of the Woodlands Property and sales of related tax-exempt bonds.

                         SECURITY OWNERSHIP OF
                       CERTAIN BENEFICIAL OWNERS
                            AND MANAGEMENT

   Security Ownership of Certain Beneficial Owners

        The following table sets forth information as to the beneficial ownership of each person known to the Company, as of July 24, 1995, to own more than 5% of the Company's outstanding Common Stock.

                                          Amount and Nature
       Name and Address of Beneficial       of Beneficial       Percent of
                   Owner                    Ownership (1)       Class (2)
       ------------------------------     -----------------     ----------
       Apollo FG Partners, L. P.            9,428,203 (3)          40.6%
       c/o Apollo Advisors, L.P.
       1999 Avenue of the Stars, Suite 1900
       Los Angeles, California  90067

       Forum/Classic, L.P.                  2,550,544 (4)          11.0%
       200 West Madison Street
       39th Floor
       Chicago, Illinois  60606

       Forum Holdings, L.P.                 9,428,203 (5)          40.6%
       4200 Texas Commerce Tower West
       2200 Ross Avenue
       Dallas, Texas  75201

   ____________________

   (1) The amounts shown represent shares of Common Stock with respect to which the named person has sole dispositive power. As a result of the provisions of the shareholders' agreement described below, each of AFG and Forum Holdings may be deemed to have shared voting power with respect to, and thus to beneficially own, all of the 18,856,406 shares of Common Stock beneficially owned by such persons in the aggregate (constituting 81.3% of shares of Common Stock treated as outstanding as described in Note 2 below).

   (2) The percentages shown are based on 23,206,113 shares of Common Stock outstanding. This number includes (i) 5,760 shares of Common Stock presently issuable at a nominal purchase price upon exercise of certain warrants ("Investor Warrants") issued pursuant to the Acquisition Agreement, dated as of April 18, 1993, among the Company, the Investors and the other parties thereto, (ii) 149,607 shares of Common Stock presently issuable at a nominal purchase price upon the exercise of certain warrants ("Special Warrants") issued pursuant to the Warrant Agreement, dated June 10, 1993 (the
       "Warrant Agreement"), between the Company and Citicorp USA, Inc., and (iii) 550,537 shares of Common Stock presently issuable at a purchase price equal to $3.98 per share
       (subject to adjustment) upon the exercise of certain other warrants ("Warrants") issued pursuant to the Warrant Agreement.

   (3) According to Amendment No. 8 to a Schedule 13D dated January 10, 1995 and filed with the Securities and Exchange Commission (the "SEC") by AFG. The number of shares listed includes (i) 2,880 shares of Common Stock presently
       purchasable  by  AFG  upon  exercise  of  Investor   Warrants,
       (ii) 74,804 shares of Common Stock purchasable by AFG upon exercise of Special Warrants, and (iii) 275,268 shares of Common Stock purchasable by AFG upon exercise of Warrants. The general partner of AFG is AIF, the managing general partner of AIF is Apollo Advisors, and the general partner of Apollo Advisors is ACM. By reason of various relationships among Messrs. Berg, Copses and Ressler and AFG and its affiliates, Messrs. Berg, Copses and Ressler may be deemed to beneficially own the shares of Common Stock owned by AFG. Each of Messrs. Berg, Copses and Ressler disclaims beneficial ownership of such shares.

                                  15

   (4) According to Amendment No. 1 to a Schedule 13D dated January 18, 1995 and filed with the SEC by Forum/Classic, L.P.

   (5) According to Amendment No. 13 to a Schedule 13D dated January 10, 1995 (the "Forum Holdings 13D") and filed with the SEC by Forum Holdings and certain related entities (collectively, the "Forum Holdings Reporting Persons"). The number of shares listed includes (i) 2,880 shares of Common Stock presently purchasable by Forum Holdings upon exercise of Investor Warrants, (ii) 74,803 shares of Common Stock purchasable by Forum Holdings upon exercise of Special Warrants, and (iii) 275,269 shares of Common Stock purchasable by Forum Holdings upon exercise of Warrants. According to the Forum Holdings 13D, each of the Forum Holdings Reporting Persons may, by reason of certain control relationships, be deemed to beneficially own all of the shares of Common Stock owned directly by Forum Holdings. By reason of various relationships among Messrs. Decker, Read and Whitman and the Forum Holdings Reporting Persons, Messrs. Decker, Read and Whitman may be deemed to beneficially own the shares of Common Stock owned by the Forum Holdings Reporting Persons. Each of Messrs. Decker, Read and Whitman disclaims beneficial ownership of such shares.

          Shareholders' Agreement. Pursuant to a shareholders' agreement (the "Shareholders' Agreement") entered into between the Investors, the Investors have agreed that, from and after the Annual Meeting, the right to nominate a majority of the Company's directors will be allocated between the Investors in proportion to their relative percentages of share ownership and that the remaining directors will consist of the Chief Executive Officer of the Company and other persons acceptable to each of the Investors. Pursuant to the Shareholders' Agreement, AFG has nominated Messrs. Berg, Copses and Ressler for election as directors at the Annual Meeting, and Forum Holdings has nominated Messrs. Decker, Read and Whitman. The Shareholders' Agreement also provides that the Investors will use their respective best efforts to cause the Executive Committee to consist of at least three persons, one designee designated by each Investor and the Chief Executive Officer of the Company, and such additional directors of the Company, if any, as shall be acceptable to each of the Investors.

         The Shareholders' Agreement includes reciprocal rights of first refusal and other provisions and will terminate on June 14, 1998 or earlier under certain circumstances.

   Security Ownership of Management

         The following table sets forth information as of the close of business on the Record Date with respect to shares of Common Stock beneficially owned by (i) each director nominee, (ii) each Named Executive, and (iii) all directors and executive officers of the Company as a group. All shares of Common Stock listed below are beneficially owned directly by the person indicated in the table and all persons own less than 1% of the total number of outstanding shares of Common Stock.

                                    Amount and
                                      Nature
                                   of Beneficial
    Name of Beneficial Owner       Ownership (1)
    ------------------------       -------------

    Laurence M. Berg (2)                -0-
    Peter P. Copses (2)                 -0-
    Daniel A. Decker (3)                -0-
    James E. Eden                       -0-
    Mark L. Pacala                    160,000 (4)
    Kurt C. Read (3)                    -0-
    Antony P. Ressler (2)               -0-

                                    Amount and
                                      Nature
                                   of Beneficial
    Name of Beneficial Owner       Ownership (1)
    ------------------------       -------------

    Robert A. Whitman (3)               -0-
    Margaret A. Wylde                   -0-
    Paul A. Shively                    18,055
    Brian C. Swinton                   24,950
    Richard A. Huber                      500
    All directors and                 195,601
     executive officers as a
     group
   ____________________

   (1) Excludes the 18,856,406 shares of Common Stock beneficially owned by the Investors.

   (2) By reason of various relationships between Messrs. Berg, Copses and Ressler and AFG and its affiliates, Messrs. Berg, Copses and Ressler may be deemed to beneficially own the shares of Common Stock owned by AFG. Each of Messrs. Berg, Copses and Ressler disclaims beneficial ownership of such shares.

   (3) By reason of various relationships between Messrs. Decker, Read and Whitman and the Forum Holdings Reporting Persons, Messrs. Decker, Read and Whitman may be deemed to beneficially own the shares of Common Stock owned by the Forum Holdings Reporting Persons. Each of Messrs. Decker, Read and Whitman disclaims beneficial ownership of such shares.

   (4) Consists of 160,000 shares of Common Stock purchasable upon the exercise of Mr. Pacala's option within 60 days after July 24, 1995.

   Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires directors and executive officers of the Company, and persons who own more than 10% of the issued and outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company copies of all Section 16(a) forms they file. Except as described below, to
   the Company's knowledge, based   solely   on   review   of  those
   copies and written representations that no Forms 5 were required, the Company's directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements during Fiscal Year 1995. Mr. Swinton has failed to file the required forms with the SEC in connection with three transactions resulting in changes in his beneficial ownership of Common Stock that occurred during Fiscal Year 1995 and two such transactions that occurred during the Company's current fiscal year.

                            MISCELLANEOUS

   Submission of Proposals by Shareholders

        In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the 1996 Annual Meeting of Shareholders, any proposal of a shareholder must be received by the Company at its principal executive offices in Fairfax, Virginia by April 6, 1996.

   Proxy Solicitation

         In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.


   July 28, 1995

                          FORUM GROUP, INC.


   This Proxy is Solicited on Behalf of the Board of Directors of Forum Group, Inc. for use at the Annual Meeting of Shareholders to be held on September 13, 1995


         The undersigned hereby appoints Laurence M. Berg, Peter P. Copses, Daniel A. Decker, Mark L. Pacala and Robert A. Whitman, and each of them, as proxies of the undersigned, with full power of substitution and resubstitution, to represent and vote as set forth herein all of the shares of Common Stock of Forum Group, Inc. (the "Company") held of record by the undersigned on July 24, 1995 at the Annual Meeting of Shareholders of the Company to be held at Westfields International Conference Center, 14750 Conference Center Drive, Chantilly, Virginia, on Wednesday, September 13, 1995, at 9:00 a.m., Eastern time, and at any and all postponements and adjournments thereof.



          THIS  PROXY,  WHEN  PROPERLY  EXECUTED,  WILL  BE
          VOTED  IN  THE MANNER DIRECTED BY THE UNDERSIGNED
          SHAREHOLDER.  IF NO DIRECTION IS INDICATED,  THIS
          PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED  IN
          ITEM  1,  "FOR"  THE RATIFICATION OF  INDEPENDENT
          ACCOUNTANTS  AND IN ACCORDANCE WITH THE  JUDGMENT
          OF  THE  PERSON OR PERSONS VOTING THE PROXY  WITH
          RESPECT  TO ANY OTHER BUSINESS THAT MAY  PROPERLY
          COME BEFORE THE MEETING.


          (Continued, and to be dated and signed, on the other side)

   (x)  Please mark your votes
        as in this sample.


   1.  Election of Directors:

       FOR all      ( )          WITHHOLD     ( )    Nominees for Director:
       nominees                  for all                Laurence M. Berg
       listed below              nominees               Peter P. Copses
                                                        Daniel A. Decker
   INSTRUCTIONS: To withhold authority to vote          James E. Eden
   for any individual nominee, place an "X"             Mark L. Pacala
   in the box above and strike a line through           Kurt C. Read
   the nominee's name in the list at right.             Antony P. Ressler
                                                        Robert A. Whitman
                                                        Margaret A. Wylde


   2. Ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the Company's fiscal year ending March 31, 1996.

             FOR  ( )               AGAINST  ( )         ABSTAIN  ( )


   PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENVELOPE PROVIDED.



                     NOTE: This proxy should be dated, signed by the shareholder as his or her name appears hereon, and returned promptly  in  the
                            enclosed envelope.   Joint owners  should
                            each  sign personally,   and trustees  and
                            others signing in a representative capacity should indicate the capacity in which they sign.


                                                 Date
   ---------------------------------------------      ----------------
             Signature of Shareholder

                                                 Date
   ---------------------------------------------      ----------------
             Signature of Shareholder


   PLEASE MARK, SIGN AND RETURN THIS PROXY CARD
   PROMPTLY, USING THE ENVELOPE PROVIDED.

   PLEASE MARK YOUR CHOICE BY PLACING AN "X"
   IN THE APPROPRIATE BOX.